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                                LETTER OF CREDIT

                        MORGAN STANLEY ASSET FUNDING INC.
                     1221 Avenue of the Americas, 27th Floor
                            New York, New York 10020

Date:    December 20, 2005

IRREVOCABLE STANDBY                                         OUR NO.  2A
LETTER OF CREDIT
----------------------------------------------------------- --------------------------------------------------------
ADVISING BANK                                               ACCOUNT PARTY

                                                            Fillmore Strategic Investors, L.L.C.
                                                            140 Pacific Avenue
                                                            San Francisco, California 94111
----------------------------------------------------------- --------------------------------------------------------
BENEFICIARY                                                 STATED AMOUNT

Beverly Enterprises, Inc.                                   $10,000,000
One Thousand Beverly Way
Ft. Smith, AR 72919
----------------------------------------------------------- --------------------------------------------------------
                                                            EXPIRY DATE

                                                            April 18, 2006
----------------------------------------------------------- --------------------------------------------------------

Sir or Madam:

Morgan Stanley Asset Funding Inc., a Delaware corporation ("ISSUER") hereby issue, at the request and for the account of the Account Party, in your favor, our Irrevocable Standby Letter of Credit No. 2A in an amount not to exceed in the aggregate TEN MILLION DOLLARS ($10,000,000) (the "STATED AMOUNT"), effective immediately and expiring at our office at 1221 Avenue of the America, 27th Floor, New York, New York 10020 or at any other office in the city and state of New York which may be designated by us by written notice delivered to you, with our close of business, New York time, April 18, 2006 (the "EXPIRY DATE"), unless earlier terminated by Beneficiary in accordance with the terms below.

This Letter of Credit is being issued pursuant to that certain Revolving Credit Agreement dated November 18, 2005, as amended on or about the date hereof and as the same may be further amended, restated or modified from time to time (the "CREDIT AGREEMENT"), by and among Account Party, Morgan Stanley Asset Funding Inc., a Delaware corporation, as agent for Issuer and each of the other lending institutions thereto (in such capacity, "AGENT").

Purpose and Confirmation:

This Letter of Credit shall be used as security for the benefit of the Beneficiary pursuant to Section 6.8.5 of the Agreement and Plan of Merger by and among SBEV Property Holdings LLC, Beneficiary, and the other parties thereto dated as of August 16, 2005, as amended by that certain First Amendment thereto dated as of August 23, 2005, and as further amended by that certain Second Amendment thereto dated as of September 22, 2005, and as further amended by that certain Third Amendment thereto dated as of November 20, 2005 and as further amended by that certain Fourth Amendment thereto dated on or about the date hereof (as amended and restated and as the same may be further amended, restated or modified from time to time, the "MERGER AGREEMENT"); and by Beneficiary's acceptance of this Letter of Credit, Beneficiary hereby confirms that this Letter of Credit satisfies the delivery of letter credit requirement in Section 6.8.5 of the Merger Agreement or hereby waives any variation from such requirements.

Stated Amount:


The Stated Amount shall be automatically reduced by the amount of any drawing hereunder.

Drawings:

An amount up to the Stated Amount under this Letter of Credit is available to the Beneficiary from time to time upon the following conditions:

1. Presentation of this Letter of Credit (in case of a drawing of the entire Stated Amount) and a dated drawing request ("DRAWING REQUEST"), in the form of EXHIBIT A, drawn on us bearing the number of this Letter of Credit duly executed and delivered by the Beneficiary, accompanied by a statement of the Beneficiary setting forth the following:

         "We hereby certify and confirm to you that we are permitted to draw upon Morgan Stanley Asset Funding Inc. Irrevocable Letter of Credit No. 2A dated December 20, 2005, issued by Morgan Stanley Asset Funding Inc. in favor of Beverly Enterprises, Inc., as Beneficiary, pursuant to the terms and conditions of the Agreement and Plan of Merger by and among SBEV Property Holdings LLC, Beneficiary, and other parties thereto dated on or about August 16, 2005, as amended by that certain First Amendment thereto dated as of August 23, 2005, and as further amended by that certain Second Amendment thereto dated as of September 22, 2005, and as further amended by that certain Third Amendment thereto dated as of November 20, 2005 and as further amended by that certain Fourth Amendment thereto dated on or about the date hereof (the "MERGER AGREEMENT")."

2. Issuer shall not have any obligation to honor any Drawing Request under this Letter of Credit, unless, prior to the date of initial drawing, Agent shall have received, in form and substance acceptable to Agent, in its sole and absolute discretion, a Drawing Request duly executed by Beneficiary.

Partial and/or multiple drawings are permitted. This Letter of Credit is not assignable or transferable in whole or in part.

The above drawing request and all communications with respect to this Letter of Credit shall be in writing, addressed to us at 1221 Avenue of the Americas, 27th Floor, New York, New York 10020, fax no. 212-507-4950, Attention: Peter Woroniecki, referencing this Letter of Credit No. 2A and presented to us by delivery in person or facsimile transmission at such address, and the original of the above drawing request or such communications, as the case may be, shall be sent to us at such address by overnight courier for receipt by us within one
(1) Business Day of the date of any such facsimile transmission.

If the drawing request and any accompanied documents are presented in compliance with the terms of this Letter of Credit to us at such address by 11:00 a.m. New York City time on any Business Day on or prior to the Expiry Date, payment will be made not later than the close of business, New York City time, on the

                                       2

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third Business Day following the presentment date, and if such drawing request and any accompanied documents are so presented to us after 11:00 a.m. New York City time on any Business Day on or prior to the Expiry Date, payment will be made on the fourth Business Day following the presentment date. Payment under this Letter of Credit shall be made in immediately available funds by wire transfer to such account as may be designated by the Beneficiary in the applicable drawing request.

Only the Beneficiary may make drawings under this Letter of Credit. The aggregate amount of all drawings made in respect of payments hereunder honored by us shall not exceed the Stated Amount and each drawing honored by us hereunder shall automatically, without notice to applicable Beneficiary, reduce the amount available under this Letter of Credit by the amount so drawn. Upon the payment to the Beneficiary specified in a drawing request hereunder, we shall be fully discharged of our obligation under this Letter of Credit as to such drawing request, and we shall not thereafter be obligated to make further payments under this Letter of Credit in respect of such drawing request.

As used in this Letter of Credit, "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to be closed.

Early Termination of Expiration Date:

At the option of Beneficiary, the Beneficiary may notify the Account Party and Issuer in writing, in the form of EXHIBIT B, that it elects to early terminate this Letter of Credit, with this Letter of Credit, marked "Terminated" attached thereto to Morgan Stanley Asset Funding Inc. at 1221 Avenue of the Americas, 27th Floor, New York, New York 10020 (fax no. 212-507-4950), Attention: Peter Woroniecki.

Miscellaneous:

Any and all banking charges associated with this Letter of Credit are for the account of the Account Party.

By paying you an amount demanded in accordance with this Letter of Credit, we make no representation as to the correctness of the amount demanded or your representations on the certificates required of you by this Letter of Credit.

This Letter of Credit sets forth in full the terms of our undertaking. Such undertaking shall not in any way be modified, amended or amplified by reference to any document or instrument preferred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, except only defined terms used herein and the drawing requests and accompanied documents referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such defined terms, drawing requests and accompanied documents.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500 ("UNIFORM CUSTOMS"), which is incorporated into the text of this Letter of Credit by this reference. This Letter of Credit shall be deemed to be a contract made under the laws of the state of New York and shall, as to matters not governed by and to the extent not inconsistent with the Uniform Customs, be governed by and construed in accordance with the law of such state, including Article 5 of the Uniform Commercial Code as in effect in such state.

We irrevocably agree with you that any legal action or proceeding with respect to this Letter of Credit shall be brought in the courts of the state of New York in the county of New York or of the United States of America in the Southern District of New York. By signing this Letter of Credit, we irrevocably submit to the jurisdiction of such courts solely for the purposes of this Letter of Credit. We hereby waive, to the


                                       3
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fullest extent permitted by law, any objection we may now or hereafter have to the laying of venue in any such action or proceeding in any such court.

All notices to the Account Party shall be sent to the address listed above,
Attn: Milton Patipa, fax number: (415) 834.1475. All notices shall be sent to such address or by overnight courier for receipt within one (1) Business Day of the date of any such facsimile transmission.

No amendment, extension, supplement or other modification to this Letter of Credit shall be enforceable against any person unless such amendment, extension, supplement or other modification has been accepted in writing by such person.

We hereby engage with the holder hereof that claims presented hereunder in accordance with the terms and conditions of this Letter of Credit will be duly honored upon receipt on or before the Expiry Date.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGE FOLLOWS.

Very truly yours,

MORGAN STANLEY ASSET FUNDING INC.


By:      /s/ Barbara Isaacman
         ------------------------
         Name:  Barbara Isaacman
         Title: Vice President

                                                                       EXHIBIT A
                                                         TO THE LETTER OF CREDIT


                                    [FORM OF]

                                 DRAWING REQUEST

[Date]

Morgan Stanley Asset Funding Inc.
1221 Avenue of the Americas, 27th Floor
New York, New York  10020

Attention:  Peter Woroniecki

Re:      Morgan Stanley Asset Funding Inc. Irrevocable Letter of Credit No. 2A

Ladies and Gentlemen:

The undersigned hereby draws on Morgan Stanley Asset Funding Inc. Irrevocable Letter of Credit No. 2A dated December 20, 2005 (as amended, supplemented or otherwise modified from time to time, the "LETTER OF CREDIT"), issued by Morgan Stanley Asset Funding Inc. in favor of Beverly Enterprises, Inc., as Beneficiary. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meaning set forth in the Letter of Credit.

In connection with this drawing, we hereby certify and confirm to you that (a) this Drawing in the amount of US$_______________ is being made pursuant to Morgan Stanley Asset Funding Inc. Irrevocable Letter of Credit No. 2A, dated December 20, 2005, issued to Beverly Enterprises, Inc., as Beneficiary; and (b) we are permitted to draw upon the Letter of Credit pursuant to the terms and conditions of the Agreement and Plan of Merger by and among SBEV Property Holdings LLC, Beneficiary, and other parties thereto dated on or about August 16, 2005, as amended by that certain First Amendment thereto dated as of August 23, 2005, and as further amended by that certain Second Amendment thereto dated as of September 22, 2005, and as further amended by that certain Third Amendment thereto dated as of November 20, 2005 and as further amended by that certain Fourth Amendment thereto dated on or about the date hereof (the "MERGER AGREEMENT").

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Drawing Request as of the date hereof.

                             BEVERLY ENTERPRISES, INC.


                             By:      ___________________________
                                      Name:
                                      Title:


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                                                                       EXHIBIT B
                                                         TO THE LETTER OF CREDIT

                                    [FORM OF]

                    NOTICE OF TERMINATION OF LETTER OF CREDIT

[Date]

Morgan Stanley Asset Funding Inc.
1221 Avenue of the Americas, 27th Floor
New York, New York  10020

Attention:        Peter Woroneicki

Fillmore Strategic Investors, L.L.C.
140 Pacific Avenue
San Francisco, California 94111

Attention:        Ron Silva


Ladies and Gentlemen:

Reference is made to Morgan Stanley Asset Funding Inc. Irrevocable Letter of Credit No. 2A dated December 20, 2005, issued by Morgan Stanley Asset Funding Inc. (as the same may amended, supplemented or otherwise modified from time to time, the "LETTER OF CREDIT") in favor of Beverly Enterprises, Inc., as Beneficiary.

This Notice of Termination constitutes our notice to you pursuant to the Letter of Credit that we hereby elect to early terminate the Letter of Credit; and hereby attached is the Letter of Credit, marked "Terminated".


                             Very truly yours,

                             BEVERLY ENTERPRISES, INC.


                             By:      ________________________
                                      Name:
                                      Title: